UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 SCHEDULE 14A

            Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential For Use of the Commission Only (as Permitted by
    Rule 14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to Section 240.14a-12

                          CREATIVE HOST SERVICES, INC.
                  -----------------------------------------------
                  (Name of Registrant as Specified in Its Charter)

                  -----------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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        pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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

                         CREATIVE HOST SERVICES, INC.
                        16955 VIA DEL CAMPO, SUITE 110
                         SAN DIEGO, CALIFORNIS 92117
                                (858) 675-7711
                          ---------------------------


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 24, 2003


To The Shareholders of Creative Host Services, Inc.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Creative Host Services, Inc., a California corporation ("Creative Host" or the "Company") will be held on Monday, November 24, 2003 at 10:00 a.m. Pacific Time at the Four Points-Sheraton, 11611 Bernardo Plaza Court, San Diego, California 92127 for the purpose of considering and acting on the following:

    1. The election of five Directors to serve until the next Annual Meeting or until successors have been duly elected and qualified.

    2. To ratify the Audit Committee's selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2003; and

    3. To transact such other business as may properly come before the Annual Meeting, or any adjournment or adjournments thereof.

The forgoing items of business are more fully discussed in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on October 10, 2003 as the record date for determining the shareholders having the right to vote at the Annual Meeting or any adjournments thereof.

Your proxy is important to us whether you own a few or many shares. Please complete, sign, date and promptly return the enclosed proxy in the self-addressed, postage-paid envelope provided. Return the proxy even if you plan to attend the meeting. You may always revoke your proxy and vote in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

Dated: October 21, 2003

                                         By Order of the Board of Directors,

                                         Tasneem Vakharia
                                         Secretary

                          CREATIVE HOST SERVICES, INC.
                         16955 VIA DEL CAMPO, SUITE 110
                          SAN DIEGO, CALIFORNIA 92127
                                (858) 675-7711
                             --------------------

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 24, 2003

                             --------------------


The Board of Directors of Creative Host Services, Inc. ("Creative Host" or the "Company") is soliciting proxies in the form enclosed with this statement in connection with the Annual Meeting of Shareholders to be held on November 24, 2003 or at any adjournment or adjournments thereof. Matters to be considered and acted upon at the Meeting are set forth in the Notice of Annual Meeting accompanying this Proxy Statement and are more fully outlined herein.

This Proxy Statement and the accompanying Proxy are first being sent to Shareholders on or about October 24, 2003. Only shareholders of record at the close of business on October 10, 2003 are entitled to notice of, and to vote at, the Annual Meeting.

Any proxy given pursuant to this solicitation is revocable by the communication of such revocation in writing to the Secretary of the Company at any time prior to the exercise thereof, and any person executing a proxy, if in attendance at the Meeting, may vote in person instead of by proxy. All shares represented by properly executed proxies will, unless such proxies have previously been revoked, be voted at the Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted in favor of the nominees for the Board of Directors and for the ratification of the selection of independent auditors as described herein. By signing and dating the proxy, you will confer discretionary authority on the named proxies to vote on any matter not specified in the notice of meeting if the Company did not receive notice of such matter in a reasonable time before the date this Proxy Statement was mailed to stockholders.

You may vote at the Annual Meeting only shares that you owned of record on October 10, 2003. There were 8,187,452 shares of common stock outstanding on that date. A majority, or 4,093,727 of those shares will constitute a quorum for the transaction of business at this meeting. Each share is entitled to one vote on each matter to be presented at the meeting. Unless cumulative voting is elected as described under "Election of Directors" below, the affirmative vote of the holders of the majority of the shares of the Company's stock present or represented at the meeting and entitled to vote is required to elect directors and ratify or approve the other item being voted on at this time.

In addition to mailing this material to shareholders, the Company has asked banks and brokers to forward copies to persons for whom they sold stock of the Company and to request authority for execution of the proxies. The Company will reimburse the banks and brokers for their reasonable out-of-pocket expenses in doing so. Officers of the Company may, without being additionally compensated, solicit proxies by mail, telephone, telegram or personal contact. All proxy-soliciting expenses will be paid by the Company. The Company does not expect to employ anyone else to assist in the solicitation of proxies.

    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of October 10, 2003 by (i) each person known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors and executive officers, and (iii) all officers and directors of the Company as a group.

Name and Address of                 Amount and Nature            Percent of
Beneficial Owner(1)                of Beneficial Owner(2)         Class (3)
-------------------                ----------------------        ----------
John Stewart Jackson, IV                2,662,668(4)                 32.5%
c/o Jackson Burglar Alarm
100 East 20th Avenue
Denver, CO 80205-3102

Officers and Directors:
Sayed Ali                               1,025,000(5)                 12.3%
John P. Donohue                           120,000(6)                  1.4%
Booker T. Graves                          107,800(7)                  1.3%
Charles B. Radloff                         65,000(8)                  0.8%
Barbara A. Butler (nominee)                     0                     0.0%
Tasneem Vakharia                          108,000(9)                  1.3%
Louis Coccoli, Jr.                         59,944(10)                 0.7%

All officers and directors              1,485,744                    17.1%
  as a group (7 persons)
---------------------------

(1) The address of each of the directors and executive officers is c/o Creative Host Services, Inc., 16955 Via Del Campo, Suite 110, San Diego, California 92127

(2) Unless otherwise indicated, and subject to applicable community property laws, each person has sole voting and investment power with respect to the shares beneficially owned. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.

(3) Based on 8,187,452 shares of Common Stock outstanding as of October 10, 2003. Shares of common stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within 60 days are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. Does not include 1,520,802 shares which could be issued upon the exercise of outstanding warrants and 590,476 shares which could be issued upon the conversion of long-term debt.

(4) Of this amount (i) 2,614,513 shares are owned by Mr. Jackson, (ii) 10,000 shares are beneficially owned through his spouse, (iii) 18,435 shares are beneficially owned through a family foundation, (iv) 970 shares are beneficially owned by Mr. Jackson through four separate trusts for his minor children pursuant to the Uniform Minors Trust Act, (v) 400 shares are beneficially owned by Gregory Development, Inc., a real estate holding company which is controlled by Mr. Jackson, and (vi) 18,350 shares are owned jointly with three daughters.

(5) Includes 100,000 shares which Mr. Ali has the right to acquire upon the exercise of options issued under the Company's 1997 Stock Option Plan and 15,000 shares upon the exercise of vested options issued under its 2001 Stock Option Plan. Does not include 20,000 shares for options which are not vested. Other than his options, Mr. Ali's shares are held in two family trusts over which he has voting control.

(6) Includes 15,000 shares which Mr. Donohue has the right to acquire upon exercise of options issued under the Company's 1997 Stock Option Plan and 80,000 shares upon the exercise of vested options issued under its 2001 Stock Option Plan. Does not include 5,000 shares for options which are not vested.

(7) Includes 20,000 shares which Mr. Graves has the right to acquire upon exercise of options issued under the Company's 1997 Stock Option Plan, and 80,000 shares upon the exercise of vested options issued under its our 2001 Stock Option Plan. Does not include 5,000 shares for options which are not vested.

(8) Includes 65,000 shares which Mr. Radloff has the right to acquire upon exercise of vested options issued under the Company's 2001 Stock Option Plan. Does not include 5,000 shares for options which are not vested.

(9) Includes 45,000 shares which Ms. Vakharia has the right to acquire upon exercise of options issued under the Company's 1997 Stock Option Plan and 53,000 shares upon the exercise of vested options issued under the Company's 2001 Stock Option Plan.

(10) Includes 15,000 shares which Mr. Coccoli has the right to acquire through the exercise of warrants and 15,000 shares which he has the right to acquire upon the exercise of options.


There are no arrangements, which may result in a change in control of Creative Host.



                                PROPOSAL 1

                            ELECTION OF DIRECTORS

One of the purposes of the Meeting is to elect five directors, each of whom will serve until the next annual meeting or until his or her respective successor shall have been elected and qualified or until his or her earlier resignation or removal. The person named in the enclosed form of proxy will vote it for the election of the nominees listed below unless you instruct him otherwise, or a nominee is unwilling to serve. The Board of Directors has no reason to believe that any nominee will be unavailable. However, in that event, the proxy may vote for another candidate or candidates nominated by the Board of Directors.

The California Corporations Code, as applicable to the Company, provides that a shareholder may cumulate votes if a shareholder gives notice, prior to the voting, of an intention to cumulate votes. If such a notice is given, every shareholder may cumulate votes. Cumulating votes means that you can take the total number of votes you have for all directors and distribute them among one or more nominees as you see fit. For example, assume you have 100 shares. We have five directors so you have a total of 5 x 100 = 500 votes. You could give all 500 votes to one person or 250 votes to each of two nominees, or 100 votes to each of five nominees. You can use this power only under the circumstances described herein. If cumulative voting is elected, the enclosed form of proxy gives the proxy discretion to cumulate votes so that he can elect the maximum possible number of the nominees identified below.

Any shareholder executing the enclosed form of proxy may withhold authority to vote for any one or more nominees by so indicating in the manner described in the form of proxy. However, the number of votes authorized by the form of proxy will not be affected and the named proxies could probably offset any such action by using cumulative voting if they thought it necessary. Under the California Corporations Code any shareholder or any person who claims to have been denied the right to vote may apply to a state superior court for a determination of the validity of any election or appointment of any director.

Information Concerning the Nominees

Set forth below is certain information, as of October 10, 2003, concerning the nominees for election as directors at the Annual Meeting.

                                       Present Positions            Director
     Name                       Age     With the Company              Since
-----------------------------------------------------------------------------

Sayed Ali                        55       Chairman of the Board of     1986
                                          Directors, President and
                                          Chief Executive and Chief
                                          Financial Officer

Booker T. Graves (1)(2)          66       Director                     1997

John P. Donohue, Jr. (1)(2)      74       Director                     1997

Charles B. Radloff (2)           75       Director                     1999

Barbara A. Butler                47       New Nominee                  N/A

---------------------------
(1)  Member of Compensation Committee
(2)  Member of Audit Committee


BUSINESS EXPERIENCE:

SAYED ALI is the founder, Chairman of the Board of Directors, President and Chief Executive Officer of the Company. Mr. Ali has served as Chairman of the Board of Directors and President since 1986. Mr. Ali served as Chief Financial Officer from December 1986 to February 1997, from August 1997 to January 2003 and from July 2003 to present. Mr. Ali also served as the Secretary of the Company from 1986 to December 1996. Prior to founding the Company, from May 1985 to September 1987, Mr. Ali was the Director of Operations of Steffa Control Systems, a manufacturer of energy management systems. From March 1980 until May 1985, Mr. Ali was the Director of Operations for Oak Industries, Inc., a $250 million telecommunications equipment manufacturer.

BOOKER T. GRAVES has been a director of the Company since March 1997. Since 1993, Mr. Graves has been president of Graves Airport Concession Consultants, a consulting company located in Denver, Colorado, which provides consulting services to airports and other businesses. From 1993 to 1996, Mr. Graves was the principal food and beverage consultant to the Denver International Airport. From 1990 through 1993, Mr. Graves was General Manager of CA One Services, Inc. (formerly Sky Chefs) at Denver Stapleton International Airport. From 1980 until 1990, Mr. Graves was the General Manager of CA One Services, Inc. of Phoenix Sky Harbor Airport.

JOHN P. DONOHUE, JR. has been a director of the Company since March 1997. From 1990 to the present, Mr. Donohue has been a private investor. Prior to that time for 25 years, Mr. Donohue was employed by Oak Industries, Inc., a NYSE listed company, in various capacities. From 1985 to 1990, Mr. Donohue served as President of Oak Communications, Inc., a division of Oak Industries, Inc, which manufactured communications equipment for the cable television industry. From 1982 to 1985, he served as Vice President of Manufacturing overseeing up to 6,000 manufacturing employees.

CHARLES B. RADLOFF has been a director of the Company since March 1997. Mr. Radloff currently serves as a business advisor and director of JOEANNE Enterprises, Inc., a private company engaged in industrial real estate investments in the greater Los Angeles, California area, which he joined in August 2003. From 1991 until August 2003, Mr. Radloff served as a business advisor to DBP Microwave, Inc. a privately owned company engaged in the design, manufacture, and sale of electronic components for the communications and aerospace industries. From 1987 to 1991, Mr. Radloff was President and Chief Executive Officer of AKZO Electronic Materials Company, an electronics manufacturer and wholly-owned subsidiary of AZKO, which is a Dutch multi-national corporation with annual sales of approximately $12 billion.

BARBARA A. BUTLER is a new nominee for director of the Company. Ms. Butler is the Division Director of Finance and Administration of the Denver, Colorado Fire Department, a position which she has held since February 2000. From 1995 to 2000, she was the Director of Concessions, Finance and Administration of the Denver International Airport and has attained professional airport management status as an Accredited Airport Executive (AAE). Prior to that, Ms. Butler was the Senior Analyst in the Finance and Administration Properties Department of the Denver Airport. Ms. Butler has a Master of Science degree in Management.


OTHER EXCUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES:

TASNEEM VAKHARIA has served as the Secretary of the Company since December 1996 and has been the Executive Vice President of the Company since January 1997. Ms. Vakharia has been with Creative Host for over ten years, and has been instrumental in managing the growth of the Company, administering the opening of several new airport locations. During those ten years, she has supervised the administration, accounting, human resources and computer operations of the Company. Ms. Vakharia has a Master of Science degree in Management Information Systems and a Bachelors Degree in Accounting and Finance.

LOUIS COCCOLI, JR. serves as the President of the Company's wholly-owned subsidiary, GladCo Enterprises, Inc. GladCo was acquired by the Company in October 2000. Prior to Creative Host's acquisition of GladCo, Mr. Coccoli served as president of that company for the preceding seven years. Before his tenure at GladCo, Mr. Coccoli served as a Regional Vice President for the Marriott Corporation and as Vice President of Galdieux Corporation.

Involvement in Certain Legal Proceedings: No director or executive officer, or person nominated or chosen to become a director or executive officer, was involved in any legal proceeding requiring disclosure.


Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and each beneficial owner of more than ten percent of the Common Stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required to be filed, the Company believes that during fiscal 2002 all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.


Board Committees and Meetings

The following is a brief description of the functions of certain committees of the Board of Directors and the identity of their members.

Audit Committee. The Audit Committee assists the Board of Directors in its oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company. The Audit Committee is responsible for the appointment, replacement, compensation, and oversight of the independent auditor engaged to prepare or issue audit reports on the financial statements of the Company. The specific responsibilities in carrying out the Audit Committee's oversight role are delineated in a written Audit Committee Charter, which was adopted by the Board of Directors. A copy of that written Charter is attached as Appendix A to this Proxy Statement. The members of the Audit Committee are Charles B. Radloff (Chairperson), John P. Donohue and Booker T. Graves, each of who are independent directors, as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards, as applicable and as may be modified or supplemented. The Audit Committee held five meetings during fiscal 2002 and acted by unanimous written consent two times.


Compensation Committee. The functions of the Compensation Committee are to ensure that the compensation program for executives of the Company is (1) effective in attracting and retaining key officers, (2) links pay to business strategy and performance and (3) is administered in a fair and equitable fashion in the stockholders' interests. All executive compensation programs for senior executives of the Company are administered and developed by the Compensation Committee and approved by the Board of Directors, including bonuses, the grant of stock options and other equity based compensation. The members of the Compensation Committee are Booker T. Graves and John P. Donohue, who are both independent directors. The Compensation Committee held one meeting during fiscal year 2002.


Board Meetings and Composition.

The Company maintains a Board of Directors comprised of a majority of independent directors, as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards, as applicable and as may be modified or supplemented. The Company has no nominating committee and nominations are determined by the Board of Directors. The Board of Directors held two meetings during fiscal 2002 and acted by written consent three times. During 2002, all directors attended at least 75% of the aggregate meetings of the Board of Directors and committees on which they served.


Fees for Board and Committee Service.

Prior to December 31, 2002, directors received no cash compensation for their services as directors. Effective February 2003, directors who are not employees will receive annual compensation of $6,000, plus $1,500 for each meeting of the Board of Directors attended and $750 for each meeting of any committee of the Board of Directors attended. Directors are also reimbursed for expenses actually incurred in connection with attending meetings of the Board of Directors. In addition, each outside director is entitled to receive options as may be approved by the Board of Directors under the Company's 1997 Stock Option Plan and 2001 Stock Option Plan. During 2002, each outside director received 15,000 options to purchase 15,000 shares of common stock at an exercise price of $1.30, which was the closing price of the Company's common stock on the date of grant, January 4, 2002. The options are for a term of 10 years and vest as follows: 5,000 on the date of grant; 5,000 on January 4, 2003 and 5,000 on January 4, 2004.

                     EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table and notes provide information concerning compensation awarded to, earned by or paid to the Chief Executive Officer of the Company and to any other qualifying Executive Officers and employees who earned more than $100,000 for all services rendered to the Company and its subsidiary for fiscal years ended December 31, 2002, 2001 and 2000.

                                                                       Long-Term
                                    Annual Compensation                Compensation
                                    -------------------                ------------
                                                                         Awards
                                                                         ------
                                                                       Securities
Name and Principal                                     Other Annual    Underlying
Position                  Year     Salary     Bonus    Compensation    Options/SARs
-------------------      ------   -------     ------   -------------   ------------
Sayed Ali                 2002    $225,000    $30,000      $-0-          75,000(1)
President and Chief       2001    $200,000    $30,000      $-0-               -
Executive Officer         2000    $148,759    $15,000      $-0-          60,000(2)

Louis Coccoli, Jr.        2002    $161,461    $20,000      $-0-          15,000(3)
President;                2001    $160,000    $15,000      $-0-          10,000(4)
GladCo Enterprises, Inc.  2000    $150,000    $     -      $-0-          15,000(5)
------------------------

(1) On February 26, 2002, Mr. Ali was granted 15,000 options to purchase 15,000 shares of the Company's common stock at an exercise price of $1.43, which was 110% of the closing price of the Company's common stock on the date of grant. 7,500 options vested on the date of grant and 7,500 options vested on January 1, 2003. On November 4, 2002, Mr. Ali was granted 60,000 options to purchase 60,000 shares of the Company's common stock at an exercise price of $1.925, which was 110% of the closing price of the Company's common stock on the date of grant. 20,000 options vested on the date of grant, 20,000 shares will vest on November 4, 2003 and 20,000 will vest on November 4, 2004. The exercise period for both grants of options is five years from the date of grant.

(2) Consists of 60,000 options granted to Mr. Ali under the Company's 1997 Stock Option Plan to purchase 60,000 shares of the Company's common stock at an exercise price of $6.325 per share, which was 110% of the closing market price of the Company's common stock on the date of grant. The options vested according to the following schedule: 20,000 on the date of grant, January 1, 2000; 20,000 on January 1, 2001; and 20,000 on January 1, 2002. The exercise period is five years from the date of grant.

(3) Mr. Coccoli serves as President of the Company's wholly-owned subsidiary, GladCo Enterprises, Inc. The Company acquired GladCo in October 2000. On October 29, 2002, Mr. Coccoli was granted 15,000 options to purchase 15,000 shares of the Company's common stock at an exercise price of $1.80 per share, which was the closing market price of the Company's common stock on the date of grant. The options were vested on the date of grant and expire on October 29, 2007.

(4) On October 29, 2001, Mr. Coccoli was granted 10,000 options to purchase 10,000 shares of the Company's common stock at an exercise price of $1.05 per share, which was the closing market price of the Company's common stock on the date of grant. The options were vested on the date of grant and were exercised in August 2002.

(5) As part of the acquisition of GladCo, Mr. Coccoli received warrants to purchase 15,000 shares of the Company's common stock at an exercise price of $4.75 per share. The warrants expire on October 1, 2005.

                   OPTION/SAR GRANTS IN LAST FISCAL YEAR
                          (Individual Grants)

The following table sets forth information concerning individual grants of stock options made during the fiscal year ended December 31, 2002 to each of the named executive officers. There were no grants of stock appreciation rights.

                          Number of Secu-       Percent of Total
                         rities Underlying         Options
                              Options              Granted to         Exercise or
   Name                       Granted             Employees in        Base Price      Expiration
                                (#)                Fiscal Year          ($/Sh)            Date
--------------------     -----------------      ----------------     ------------      ----------
Sayed Ali                     15,000(1)              12.0%            $1.43/Sh         2/26/07
Sayed Ali                     60,000(2)              48.0%            $1.925/Sh        11/4/07
Louis Coccoli, Jr.            15,000(3)              12.0%            $1.80/Sh         10/29/07
--------------------

(1) On February 26, 2002, Mr. Ali was granted 15,000 options to purchase 15,000 shares of the Company's common stock at an exercise price of $1.43, which was 110% of the closing price of the Company's common stock on the date of grant. 7,500 options vested on the date of grant and 7,500 options vested on January 1, 2003. The options expire five years from the date of grant

(2) On November 4, 2002, Mr. Ali was granted 60,000 options to purchase 60,000 shares of the Company's common stock at an exercise price of $1.925, which was 110% of the closing price of the Company's common stock on the date of grant. 20,000 options vested on the date of grant, 20,000 shares will vest on November 4, 2003 and 20,000 will vest on November 4, 2004. The options expire five years from the date of grant.

(3) On October 29, 2002, Mr. Coccoli was granted 15,000 options to purchase 15,000 shares of the Company's common stock at an exercise price of $1.80 per share, which was the closing market price of the Company's common stock on the date of grant. The options were vested on the date of grant and expire on October 29, 2007.


              AGGREGATE OPTIONS EXERCISES IN THE LAST FISCAL YEAR
                    AND FISCAL YEAR END OPTION VALUES


The following table contains information concerning each exercise of stock options during the last completed fiscal year by each of the named executive officers and the fiscal year-end value of unexercised options. No stock appreciation rights were held by the named executive officers as of December 31, 2002.

                                               Number of Securities
                    Shares                    Underlying Unexercised    Value of Unexercised
                    Acquired on    Value          Options as of         In-the-Money Options
Name                Exercise      Realized       December 31, 2002      at December 31, 2002
----                -----------   --------  ------------------------   ----------------------
                                            Exercisable/Unexercisable  Exercisable/Unexercisable
                                            -------------------------  -------------------------
Sayed Ali                    -    $    -         87,500/47,500             $ 3,525/$3,525(1)

Louis Coccoli, Jr.  10,000        $5,600         30,000/0(2)               $ 1,500/$0(1)
--------------

(1) Based on the closing price of the Company's Common Stock on December 31, 2002 of $1.90 per share.

(2) Includes 15,000 warrants and 15,000 options.

Employment Agreements

Sayed Ali, the Company's Chairman of the Board and President, has an employment agreement with the Company, which commenced effective January 1, 2000. That agreement, as amended, expires in December 2007. The employment agreement provides for an annual salary for Mr. Ali of $175,000 in 2000, $200,000 in 2001, $225,000 in 2002, $248,000 in 2003 and $275,000 in 2004, $300,000 in
2005, $325,000 in 2006 and $350,000 in 2007.  Upon termination of the agreement, except for cause by the Company, Mr. Ali would be entitled to the cumulative total of his salary and accrued but unpaid bonus (if any) payable through the end of the agreement, but in no event less than $350,000 and in no event more than 300% of his annual taxable compensation for the calendar year in which the termination occurs. Any termination payments to which Mr. Ali may be entitled, will be paid over a period of one year from the date of termination in equal semi-monthly installments. Pursuant to the agreement, Mr. Ali is also eligible to receive annual cash bonuses as well as stock option grants at the discretion of the Board of Directors.

For his services as President of GladCo, Louis Coccoli, Jr. also has an employment contract with Creative Host. The term of the agreement is from the closing date of the acquisition of GladCo on October 1, 2000 until August 21, 2005. The agreement provides for $150,000 in base annual salary with cost of living increases and such merit raises as may be approved by the Board of Directors. Mr. Coccoli is also eligible to receive annual cash bonuses as well as option grants at the discretion of the Board of Directors. If the agreement is terminated by Creative Host, not for cause, or Mr. Coccoli terminates for good reason as defined in the agreement, Mr. Coccoli is entitled to receive termination payments consisting of his remaining base salary, measured from the highest annual level, for the remainder of the agreement.

STOCK OPTION PLANS

In January 2001, the Company's Board or Directors adopted the 2001 Stock Option Plan for the Company's directors, executive officers, employees and key consultants, which was ratified by the Company's shareholders in 2001. Under the 2001 plan, a total of 450,000 shares are reserved for potential issuance upon the exercise of up to 450,000 stock options that may be granted under the plan. A total of 285,000 stock options had been granted under the 2001 plan to certain of our officers, directors and employees as of December 31, 2002. The Company expects to grant stock options under the plan to directors, executive officers and other qualified recipients in 2003 and in future years. The Company's 1997 Stock Option Plan, which was also approved by the Company's shareholders, provides for a total of 280,000 options to purchase 280,000 shares of common stock. As of December 31, 2002, 271,000 options to purchase common stock had been granted to certain officers directors and employees under that plan.

Report of the Compensation Committee

The Compensation Committee of the Board of Directors is responsible for establishing, monitoring and implementing policies governing the compensation of the Company's executives. During 2002, the Committee was comprised of two independent Directors whose names appear at the bottom of this report. These policies may be summarized as follows:

     1. The Company's compensation programs should be effective in attracting, motivating and retaining key executives;

     2. There should be a correlation between the compensation awarded to an executive, the performance of the Company as a whole, and the executive's individual performance; and

     3. The Company's compensation programs should provide executives with a financial interest in the Company similar to interests of the Company's stockholders.

During 2002, the Company's executives were eligible to be compensated through a combination of salary, performance bonuses and grants of stock options under the Company's stock option plans. The annual salaries of the executives are reviewed from time to time and appropriate adjustments are made where necessary in order for the salaries of the Company's executives to be competitive with salaries paid by companies in similar industry groups. Performance bonuses, where appropriate, are usually determined after the end of the Company's fiscal year based on an assessment of the Company's results and the level of an individual's performance for that year. The Compensation Committee also believes that a component of the compensation paid to the Company's executives over the long term should be derived from stock options or other forms of stock compensation. The Committee strongly believes that the grant of stock options or other forms of stock compensation to the Company's executives serves to align their interests with the interests of the stockholders as a whole and encourages them to manage the Company for the long term.

Based on the above criteria and factors, the Compensation Committee approved a performance bonus for the Company's President and Chief Operating Officer, Sayed Ali, in the amount of $30,000 and a total grant of 75,000 options during 2002. On February 26, 2002, Mr. Ali was granted 15,000 options to purchase 15,000 shares of the Company's common stock at an exercise price of $1.43, which was 110% of the closing price of the Company's common stock on the date of grant. 7,500 options vested on the date of grant and 7,500 options vested on January 1, 2003. The options expire five years from the date of grant. On November 4, 2002, Mr. Ali was granted 60,000 options to purchase 60,000 shares of the Company's common stock at an exercise price of $1.925, which was 110% of the closing price of the Company's common stock on the date of grant. 20,000 options vested on the date of grant, 20,000 shares will vest on November 4, 2003 and 20,000 will vest on November 4, 2004. The options expire five years from the date of grant.

During 2002, Mr. Coccoli, President of the Company's subsidiary, GaldCo, was granted a $20,000 performance bonus and 15,000 options to purchase 15,000 shares of the Company's common stock at an exercise price of $1.80 per share, which was the closing market price of the Company's common stock on the date of grant. The options were vested on the date of grant and expire on October 29, 2007.

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), provides that, in the case of a publicly held corporation, the corporation is not generally allowed to deduct remuneration paid to its chief executive officer and certain other highly compensated officers to the extent that such remuneration exceeds $1,000,000 for the taxable year. Certain remuneration, however, is not subject to disallowance, including compensation paid on a commission basis and, if certain requirements prescribed by the Code are satisfied, other performance based compensation. No compensation paid by the Company to its CEO or other executive officers was subject to the deduction disallowance prescribed by Section 162(m) of the Code.

THE COMPENSATION COMMITTEE

Booker T. Graves
John P. Donohue, Jr.


Report of the Audit Committee

The Audit Committee's responsibilities are described in a written charter adopted by the Board of Directors as amended April 14, 2003, which is attached as Appendix A to this Proxy Statement. The Audit Committee's primary duties and responsibilities are to: serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; appoint and approve the Company's independent accountants; review and appraise the audit efforts of the Company's independent accountants; and provide an open avenue of communications among the independent accountants, financial and senior management, and the Board of Directors.

During the fiscal year ended December 31, 2002, the Company retained its independent accountants, Deloitte & Touche LLP, to provide audit and audit related services. The aggregate fees billed to us by Deloitte & Touche LLP for professional services rendered in connection with the audit of our annual financial statements for the fiscal year ended December 31, 2002 and for the reviews of the financial statements included in our quarterly reports on Form 10-QSB for that fiscal year were $103,260.

There were no professional services rendered by Deloitte & Touche LLP for information systems technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2002.

The aggregate fees billed by Deloitte & Touche for services rendered to us, other than the services described above for the fiscal year ended December 31, 2002 were $97,715, including $84,880 of audit related services and $12,835 of non-audit related services. Audit related services include the review of our SB-2 and S-3 registration statements. Non-audit related services include tax consulting.

The Audit Committee has considered whether the provision of audit related and non-audit related services is compatible with maintaining the independence of Deloitte & Touche LLP. The Audit Committee concluded that Deloitte & Touche LLP did not provide any services that impacted its independence.

The Audit Committee reviewed and discussed the audited financial statements with management and Deloitte & Touche LLP and they represented to the Audit Committee that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The discussions with Deloitte & Touche LLP also included matters required by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended by SAS No. 90 with respect to quarterly financial statements. The Audit Committee has also received the written disclosures and the letter from Deloitte & Touche LLP regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), which was discussed with Deloitte & Touche LLP.

Based on the Audit Committee's review of the audited financial statements, and the review and discussions with management and Deloitte & Touche LLP referred to above, the Audit Committee recommended to the Company's Board Of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Charles B. Radloff, Chairperson
John P. Donohue, Jr.
Booker T. Graves


            CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On October 9, 2000, the Company completed its acquisition of GladCo Enterprises, Inc. and it became a wholly-owned subsidiary of Creative Host. As part of the acquisition agreement, the Company agreed to employ Louis Coccoli, Jr. as President of its GladCo subsidiary. In January 2002, the Company sold its Atlantic City, New Jersey location, which it acquired as part of the GladCo acquisition, to the wife of Mr. Coccoli for $250,000, which was used to settle a contractual liability that the Company owed to Mr. Coccoli. The sales price represented the estimated fair market value of the Atlantic City location. At the time of the sale, Mr. Coccoli's share ownership in Creative Host was less than 1%.

In conjunction with the Company's acquisition of GladCo, the Company assumed a lease for office space. The office building is owned by Mr. Coccoli. The lease term is for five years, expiring in December 2003, with annual rent payments of $36,000.

In April 2002, the Company loaned $55,000 to the Company's Chief Executive Officer at 8.5% interest, due in monthly payments of $2,500, through April 2004. As of December 31, 2002, the outstanding balance on this note receivable was $36,433. Pursuant to the provisions of Section 402 of the Sarbanes-Oxley Act, the Company is aware that this loan cannot be extended or otherwise modified.

There are no other relationships or related transactions between the Company and any of its officers, directors, five-percent security holders or their families that require disclosure.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE DIRECTOR NOMINEES

                                PROPOSAL II

                   RATIFICATION OF SELECTION OF AUDITORS

The Audit Committee of the Board of Directors has selected Deloitte & Touche LLP, independent public accountants, to audit the consolidated financial statements of the Company for the year ending December 31, 2003. Deloitte & Touche LLP has served as the Company's independent accountants since May 17, 2002 when it replaced Stonefield Josephson, Inc. A representative of Deloitte & Touche LLP will be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Effective May 17, 2002, the Company dismissed its prior auditors Stonefield Josephson, Inc. The former accountant's reports on the Company's financial statements for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to any uncertainty, audit scope, or accounting principles. During those fiscal years, the Company did not have any disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. The decision to change accountants was recommended by the Audit Committee and approved by the Company's Board of Directors. During its fiscal years ended December 31, 2001 and 2000, and the subsequent interim period prior to engaging Deloitte & Touche LLP, the Company did not consult with that newly engaged accountant regarding any of the matters set forth in Item 304(a)(2) of Regulation S-B.

Stockholder ratification of the Audit Committee's selection of Deloitte & Touche LLP is not required by the Company's by-laws or otherwise. However, the Board is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification in order to obtain the views of stockholders regarding such selection. Even if this selection is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent accountants at any time during the year, if it determines that such a change is appropriate and in the best interests of the Company and its stockholders.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

                            OTHER BUSINESS

As of the date of this statement, management knows of no business to be presented at the meeting that is not referred to in the accompanying notice, other than the approval of the minutes of the last shareholders' meeting, which action will not amount to ratification of the actions taken at that meeting.
As to other business that may properly come before the meeting, it is intended that the proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with the best judgment of the person voting the proxies.


                          SHAREHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the fiscal 2004 Annual Meeting of Stockholders must be received by the Company within a reasonable time before the Company begins to print and mail its proxy materials to be included in the proxy statement and proxy relating to that meeting. The Company will post information as to the date of its next annual meeting and the deadline to submit such proposals on its website www.creativehostservices.com, and disclose it in its periodic reports. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Act of 1934.

                        ANNUAL REPORT ON FORM 10-KSB

The Annual Report on Form 10-KSB for the 2002 fiscal year accompanies this proxy statement. The Company will also provide to stockholders, without charge, a copy of the Company's Form 10-KSB for the fiscal year ended December 31, 2002, as required to be filed with the Securities and Exchange Commission, upon written or oral request. Such request must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of the common stock of the Company on October 10, 2003. Requests should be directed to Secretary, Creative Host Services, Inc. 16955 Via Del Campo, Suite 110, San Diego, CA 92127, telephone (858) 675-7711. The Company's Form 10-KSB and other reports are also available on the Securities and Exchange Commission's world-wide-web site (http://www.sec.gov).


                                            By Order of the Board of Directors

                                            /S/ Sayed Ali

                                            Chairman of the Board
                                            and Chief Executive Officer

                                APPENDIX A

                         CREATIVE HOST SERVICES, INC.

                            AUDIT COMMITTEE CHARTER
                          (As Amended April 14, 2003)


Purpose:
-------

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility of overseeing management's conduct of the Company's financial reporting process, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention and shall have full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders, and the outside auditor is ultimately accountable to the Board and the Committee as such representatives of shareholders. It is the responsibility of the Committee to maintain free and open means of communication between the Board, the outside auditor and the financial management and internal auditors of the Company.

The Committee shall review the adequacy of this Charter on an annual basis.


Membership:
----------

The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the independence requirements of the Nasdaq Stock Market and the independence requirements the Securities and Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission as may be adopted and amended from time to time. Accordingly, all of the members of the Committee will be directors:

    1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company;

    2.  Are not affiliates of the Company;

    3. Do not receive any compensation from the Company other than in the capacity as director; and

    4. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee.

In addition, within the time periods set forth by rules established by the Securities and Exchange Commission, the Committee will have at least one member that fulfills the SEC criteria as an "Audit Committee Financial Expert."

The members of the Committee shall be elected by the Board at the annual meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chairman of the Committee is elected by the full Board, the members of the Committee may designate a Chairman of the Committee by majority vote of the full Committee Membership.


Meetings:
--------

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Minutes of each meeting of the Committee should be recorded by the Secretary to the Committee. Approval by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Committee. The Committee may also act by unanimous written consent without a meeting. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chairman should meet with the independent accountants and management quarterly to review the Company's financials consistent with #2 below. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.


Key Responsibilities:
--------------------

The Committee's job is one of oversight, and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditor is responsible for auditing those financial statements pursuant to professional standards. Additionally, the Committee recognizes that financial management has more time, knowledge and detailed information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

    1. The Committee shall review with management and the outside auditor the audited financial statements to be included in the Company's Annual Report on Form 10-KSB (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-KSB) prior to the filing of the Form 10-KSB or, if deemed appropriate, prior to any year-end earnings release. The Committee shall review and consider with the outside auditors all matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, as amended by FAS No.90, by auditors with audit committees.



    2. As a whole, or through the Committee chair, the Committee shall review with the outside auditor the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61, as amended by SAS No. 90 with respect to quarterly financial statements. Such review will occur prior to the Company's filing of the Form 10-QSB or, if deemed appropriate, prior to any quarterly earnings releases.

    3. Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the Form 10-KSB and Form 10-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

    4.  The Committee shall:

       (a) request from the outside auditor annually a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard No. 1;

       (b) discuss with the outside auditor any disclosed relationships or services which may impact the outside auditor's objectivity or independence; and

       (c) recommend that the Board take appropriate action in response to the outside auditor's report to satisfy itself of the auditor's independence.

    5. The Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Committee shall be directly responsible for the compensation and oversight of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

    6. The Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the company by its independent auditor, subject to any de minimus exceptions that may be set for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

    7.  Review and discuss quarterly reports from the independent auditors on:

       (a)  All critical accounting policies and practices to be used.

       (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

       (c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

    8. Periodically consult with the independent accountants, out of the presence of management, about internal controls and the fullness and accuracy of the organization's financial statements.

    9. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm itself on a regular basis.

    10. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

    11. Discuss with management the Company's use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

    12. Establish regular and separate systems of reporting to the Committee by each of management, the independent accountants, and the internal accountants regarding any significant judgments made in management's preparation of the financial statements, and the view of each as to appropriateness of such judgments.

    13. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

    14. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

    15. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

    16. Review and assure that the Company establishes a Code of Ethics for Senior Financial Officers as required by Section 406 of the Sarbanes-Oxley Act within the time periods set forth in rules issued by the SEC.

    17. Review and approve any related party transactions between the Company and its officers, directors or 5% shareholders.

    18. The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.


Reporting Responsibilities:
--------------------------

The Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

The Committee shall prepare such other reports for the full Board of Directors and others as it shall deem necessary to discharge its responsibilities under this Charter.

-----------------------------------------------------------------------------
PROXY - CREATIVE HOST SERVICES, INC.
-----------------------------------------------------------------------------
Meeting Details

Four Points-Sheridan, 11611 Bernardo Plaza Court, San Diego, CA 92127 Proxy Solicitation by Board of Directors for Annual Meeting:
November 24, 2003  10:00 a.m. Pacific Time

Sayed Ali and Tasneem Vakharia, or any of them, each with power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Creative Host Services, Inc. to be held on November 24, 2003 or at any postponement or adjournment thereof.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED BY THE STOCKHOLDER. IF NO SUCH DIRECTIONS ARE INDICATED, THE PROXIES WILL HAVE AUTHORITY TO VOTE FOR NOMINEES LISTED AND THE RATIFICATION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting.

(Continued and to be voted on reverse side)

Creative Host Services, Inc.

[Name and Address of Shareholder]                      Holder Account Number
                                                       x xxxxx

-------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
-------------------------------------------------------------------------------

A  ELECTION OF DIRECTORS
1. The Board of Directors recommends a vote FOR the listed nominees.

                              For   Withhold
 01 - Sayed Ali               [ ]      [ ]

 02 - John P. Donohue, Jr.    [ ]      [ ]

 03 - Booker T. Graves        [ ]      [ ]

 04 - Charles B. Radloff      [ ]      [ ]

 05 - Barbara A. Butler       [ ]      [ ]


B  PROPOSAL
The Board of Directors recommends a vote FOR the following proposal.

                                                       For  Against  Abstain
2.  To ratify the selection of Deloitte & Touche LLP   [ ]    [ ]      [ ]
    as the Company's independent auditors for the fiscal year ending December 31, 2003.

C AUTHORIZED SIGNATURES - SIGN HERE- THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1- Please keep signature within the box         Date (mm/dd/yyyy)
[                                               ]         [   /   /      ]

Signature 2- Please keep signature within the box
[                                               ]